Significant Accounting Policies - Cash and Cash Equivalents (Details) - USD ($) $ in Thousands	Sep. 30, 2024	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022	Sep. 30, 2022	Jun. 30, 2022	Mar. 31, 2022
Accounting Policies [Abstract]
Cash		$ 12,162				$ 32,643
Money market funds		155,367				306,097
Marketable securities		6,893				0
Total cash and cash equivalents	$ 29,339	$ 174,422	$ 201,261	$ 329,525	$ 329,354	$ 338,740	$ 343,743	$ 361,551	$ 374,543